UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2010

Wireless Telecom Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-11916	22-582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 9, 2010, Wireless Telecom Group, Inc., a New Jersey corporation (the “Registrant”), its wholly owned subsidiary, Willtek Communications GmbH, a company organized under the laws of Germany (“Willtek”), and Willtek’s wholly owned subsidiaries, Willtek Communications SARL and Willtek Communications, Inc. (together, the “Willtek Subsidiaries”, and collectively with Willtek, the “Seller Parties”), entered into an Asset Purchase Agreement, dated April 9, 2010 (the “Purchase Agreement”), with Aeroflex Incorporated, a Delaware corporation (“Aeroflex”), and Aeroflex’s wholly owned subsidiaries Aeroflex Wichita, Inc., Aeroflex GmbH and Aeroflex France SAS (together, the “Buyer Parties”), pursuant to which the Registrant and the Seller Parties have agreed to sell to the Buyer Parties substantially all of the operating assets of the Seller Parties, and the Buyer Parties have agreed to assume certain liabilities related to such assets and the business of the Seller Parties (the “Business”), all upon the terms and subject to the conditions of the Purchase Agreement (the “Transaction”).

     The operating assets of the Seller Parties to be sold to the Buyer Parties under the Purchase Agreement include accounts receivable, inventory, fixed assets, intellectual property and goodwill of the Seller Parties that are used in or related to the Business. Certain liabilities of the Seller Parties to be assumed by the Buyer Parties under the Purchase Agreement include trade accounts payable, certain pension-related liabilities and certain other accrued and other current liabilities of the Seller Parties that relate to the acquired assets or the Business and are specified in the Purchase Agreement. As part of the Transaction, the Buyer Parties will assume all of Willtek’s employees worldwide pursuant to the terms and subject to the conditions of the Purchase Agreement.

     As consideration for the purchase of the acquired assets, the Buyer Parties have agreed to assume certain liabilities specified in the Purchase Agreement and to pay $2,750,000 in cash to the Seller Parties on the closing date of the Transaction. The cash purchase price is subject to a downward post-closing adjustment if the Adjusted Net Assets (as defined in the Purchase Agreement) of the Business as of the closing date of the Transaction is less than the Adjusted Net Assets Target (as defined in the Purchase Agreement).

     Under the Purchase Agreement, each of the Registrant and the Seller Parties agreed not to compete in connection with the design, development, manufacture or sale of products for terminal testing and air interface testing market applications (subject to certain exceptions) for a period of three years from and after the closing. In addition, each of the Registrant and the Seller Parties agreed not to (i) induce any customer of the Business to cease or reduce the amount of business such customer has customarily done with the Business, (ii) hire or solicit for hire any current employees of the Business or (iii) interfere in the relationship of the Business with any of its customers, suppliers and independent contractors, in each case for a period of three years from and after the closing.

     The Purchase Agreement contains customary representations and warranties, covenants and indemnification obligations of the parties thereto as set forth therein. The Transaction is subject to customary closing conditions, and the Purchase Agreement contains certain termination rights of the parties, including the right of any party to terminate the Purchase Agreement if the closing has not occurred by June 1, 2010.

     There are no material relationships between any of the Registrant and the Seller Parties, on the one hand, and Aeroflex and the Buyer Parties or any of their respective affiliates, any director or officer of the Buyer Parties, or any associate of any such director or officer, on the other hand, other than with respect to the Purchase Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

     The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein in its entirety by reference. The press release issued by the Registrant announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The Purchase Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Registrant or any of the other parties to the Purchase Agreement. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those generally applicable to security holders. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant, any of the other parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

ITEM 8.01. OTHER EVENTS

     On April 9, 2010, the Registrant issued a press release announcing its entry into the Purchase Agreement referred to in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 in its entirety by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits.

     The following Exhibits are filed as part of this Current Report:

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated April 9, 2010, by and among the Registrant, the Seller Parties, Aeroflex and the Buyer Parties.*

99.1	Press Release of Wireless Telecom Group, Inc. dated April 9, 2010.

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* All exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: April 9, 2010	By:	/s/ Paul Genova
Paul Genova
Chief Executive Officer, President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated April 9, 2010, by and among the Registrant, the Seller Parties, Aeroflex and the Buyer Parties.*

99.1	Press Release of Wireless Telecom Group, Inc. dated April 9, 2010.

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* All exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.